Exhibit 10.43



                    AMENDMENT NO. 1 TO THE PROMISSORY NOTE

       This Amendment No. 1, dated as of August 19, 2002 (this "Amendment No. 1"), is to the Promissory Note, dated as of July 30, 2002, (the "Note") between Molecular Diagnostics, Inc., a Delaware corporation (the "Company"), and the holders of the Notes (the "Investors").

                                  WITNESSETH:

       WHEREAS, the Investors purchased the Notes in connection with a bridge financing that closed June 30, 2002; and

       WHEREAS, according to the terms of the Notes, the total outstanding principal balance and accrued and unpaid interest on the Notes were due July 30, 2002;and

       WHEREAS, pursuant to and in compliance with the provisions of Section 19 of the Notes, the Company and the Investors desire to amend the Notes as hereinafter set forth.

       NOW, THEREFORE, in consideration of the premises and agreements herein contained, the Company and the Investors agree as follows:

       1. Section 2 is amended by deleting the date "July 30, 2002" and inserting the new date of "December 31, 2002."

       2. Section 3 is amended by deleting the parenthetical phrase "(not less than $.50 and not more than $1.00)," and to insert the phrase "(not more than $1.00)."

       3. Capitalized terms not defined herein shall have the meanings given them in the Notes.

       4. This Amendment No. 1 may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.



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IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed and attested as of the ____ day of August, 2002.


                                        MOLECULAR DIAGNOSTICS, INC.



                                        By:   ______________________________
                                              Name:  Peter P. Gombrich
                                              Title: Chief Executive Officer
                                                     and President



                                 INVESTOR:



                                        By:   ______________________________